UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2026
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2026, the Federal Home Loan Bank of Indianapolis ("Bank") announced that Deron J. Streitenberger, then Executive Vice President – Chief Business Operations Officer, was no longer employed by the Bank. The Bank previously disclosed this matter in a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on March 23, 2026. Under SEC rules, Mr. Streitenberger was a Named Executive Officer ("NEO") of the Bank for purposes of the Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Under a Separation and Release Agreement entered into effective April 23, 2026 between Mr. Streitenberger and the Bank ("Separation Agreement"), Mr. Streitenberger will be paid and provided certain compensation and benefits following the termination of his employment.

Pursuant to the Separation Agreement, Mr. Streitenberger will receive a lump-sum severance payment of $568,056.18, less applicable taxes and deductions, which represents 52 weeks of his annual base salary. Mr. Streitenberger will also receive a lump-sum payment of $40,256.75, less applicable taxes and deductions, which represents the approximate equivalent of the cost of his group health, dental, and vision benefit coverage for twelve months. In addition, Mr. Streitenberger will be offered outplacement services provided by a third-party consultant. Mr. Streitenberger will also receive a lump-sum payment of $418,232.27, less applicable taxes and deductions, which represents the approximate equivalent of the Deferral Awards that he may have been eligible for as a Level I Participant but for his termination, to be paid out at a Threshold achievement level, all as defined in the Federal Home Loan Bank of Indianapolis Incentive Plans, as amended and restated, for the years 2023, 2024, and 2025 ("Incentive Plans").

Except as provided in the Separation Agreement, the Bank did not enter into any new compensation plan, contract or arrangement with Mr. Streitenberger in connection with the termination of his employment.

Pursuant to applicable regulation, the Bank has submitted and received non-objection from the Federal Housing Finance Agency as it relates to the payments and benefits made to or on behalf of Mr. Streitenberger pursuant to the Separation Agreement.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the actual Separation Agreement, a copy of which is attached as Exhibit 10.1 hereto. The foregoing summary of the Incentive Plans, is qualified in its entirety by reference as described in and made a part of the Bank’s Annual Report on Form 10-K, filed with the SEC on March 12, 2026, and which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
A copy of the Separation and Release Agreement effective April 23, 2026 is attached as Exhibit 10.1 and incorporated by reference in this Report.

Exhibit Number	Description

10.1	Separation and Release Agreement
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/BRENDAN W. MCGRATH
Brendan W. McGrath
President - Chief Executive Officer